                                                                    EXHIBIT 10.1

                             THE RIGHT START, INC.

                        1991 EMPLOYEE STOCK OPTION PLAN


     1.   Purposes of the Plan.
          --------------------

          The purposes of this 1991 Employee Stock Option Plan (this "Plan") are to attract and retain high-quality personnel and to provide incentives to such personnel,and other selected persons to promote the business and financial success of The Right Start, Inc. (the "Company").

     2.   Types of Stock Options and Grants.
          ---------------------------------

          To accomplish the aforementioned purposes, the Company is authorized under this Plan:

          (i) to grant incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and

          (ii) to grant stock options that do not qualify as Incentive Options ("Nonqualified Options").

          Unless a context herein clearly indicates otherwise, the term "Option" as used herein shall mean an option to purchase Common Stock of the Company and shall include both Incentive Options and Nonqualified Options.

     3.   Shares Subject to the Plan.
          --------------------------

          The stock issuable under this Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock ("Common Stock"). The total number of shares of Common Stock that may be issued under this Plan shall not exceed 250,000 shares in the aggregate, subject to adjustment as provided in
Section 8 below.

     4.   Eligibility.
          -----------

          (a)  Incentive Options.  Officers and other key employees of the
               -----------------
Company or any parent or subsidiary corporation of the Company (including directors if they also are employees of the Company or a parent or subsidiary corporation of the Company) are eligible for selection to receive Incentive Options under this Plan.

          (b)  Nonqualified Options. Officers, key employees, members of the
               --------------------
Company's Board of Directors (but only if they are employed by the Company or a parent or subsidiary corporation of the Company), consultants and other service providers of the Company or of any parent or subsidiary corporation of the Company are eligible to be selected to receive Nonqualified Options under this Plan; provided, that no options may be granted to members of the Company's Board of Directors unless they are also an employee of the Company or of a parent or subsidiary corporation of the Company.

     5.   Administration of the Plan.
          --------------------------

          (a)  Committee.  This Plan shall be administered by a committee
               ---------
consisting of two (2) or more members of the Company's Board of Directors who are not employees of the Company or of a parent or subsidiary corporation of the Company (the "Committee") appointed from time to time by the Board. As hereinafter used in this Plan, the term "Committee" shall refer to the Board if no Committee is then designated.

          (b)  Powers of the Committee.  The Committee shall have full
               -----------------------
authority, in its discretion: (i) to determine the persons to whom, and the time or times at which, Incentive Options and Nonqualified Options shall be granted, the number of shares to be included therein and the consideration to be received by the Company upon the exercise thereof; (ii) to interpret this Plan; (iii) to prescribe, amend and rescind rules and regulations relating to this Plan; (iv) to determine the form, content, terms and conditions of Options to be offered under this Plan; (v) to determine the identity or capacity of persons who may be entitled to exercise a participant's rights under this Plan; (vi) to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Option; (vii) to accelerate the exercise date of any Option; (viii) to modify or amend any Option (with the consent of its holder), and (ix) to make all other determinations necessary or advisable for the administration of this Plan, but only to the extent not contrary to the express provisions of this Plan. Any action, interpretation or determination taken or made by the Committee with respect to this Plan shall be final and binding upon all participants and prospective participants hereof.

     6.   Option Price and Purchase Price of Shares.
          -----------------------------------------

          (a)  Price.  The exercise price of an Option shall not be less than
               -----
100% of the fair market value of the shares to be purchased pursuant to the exercise of such Option on the date on which the Option is granted. Notwithstanding the foregoing, the exercise price of an Incentive Option granted under this Plan to any person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "Ten Percent Shareholder") shall not be less than 110% of the fair market value of the shares to be purchased pursuant to the exercise of such Incentive Option on the date on which such Incentive Option is granted. The exercise price of any Option shall be subject to adjustment as provided in Section 8 below.

          (b)  Fair Market Value.  The "fair market value" of a share of Common
               -----------------
Stock on a specified date shall be determined by the Committee. If the shares of Common Stock are publicly traded, the "fair market value" as of such date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of.the Company's Common Stock are listed on such date or, if shares were not traded on such date, on the next preceding day during which a sale occurred; or (ii) if the shares are not listed on a principal exchange but are traded in the over-the-counter market, the closing sale price in the NASDAQ National Market System or the average of the closing bid and asked prices on such date as reported by NASDAQ or similar entity; or (iii) if none of the above is applicable, the value of a share as established by the Committee for such date using any reasonable method of valuation.

     7.   Terms and Conditions of Options.
          -------------------------------

          Each Option granted pursuant to this Plan shall be evidenced by a written Option Agreement that shall specify whether the Option is an Incentive Option or Nonqualified Option, the number of shares included therein and the exercise price per share. Each Option Agreement shall be in such form (which need not be the same for each optionee) and contain such provisions as the Committee shall from time to time approve, but it shall comply with and be subject to the following terms and conditions:

          (a)  Payment of Exercise Price. The form of consideration payable upon
               -------------------------
exercise of an Option, including the method of payment, shall be determined by the Committee in its sole discretion (and, in the case of an Incentive Option, shall be determined at the time of grant) and may consist of: (i) cash, (ii) check, (iii) the optionee's promissory note having such terms as may be approved by the Committee, (iv) other shares of Common Stock of the Company owned by the optionee having a fair market value on the date of exercise equal to the aggregate exercise price of the shares as to which such Option is exercised, (v) cancellation of indebtedness of the Company to the optionee, (vi) provided that a public market for the Company's Common Stock exists, through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company, (vii) provided that a public market for the Company's Common Stock exists, through a "margin" commitment from the optionee and an NASD Dealer whereby the optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company, or (viii) any combination of the foregoing methods of payment and/or any other consideration or method of payment as shall be permitted by applicable corporate law.

          (b)  Term of Option.  Each Option granted under the Plan shall expire
               --------------
within a period of not more than ten (10) years from the date of grant; provided, however, that an Incentive Option granted to a Ten Percent Shareholder shall expire within a period of not more than five (5) years from the date of grant.

          (c)  Vesting of Options.  Each Option shall vest (i.e., become
               ------------------                          -----
exercisable) in one or more installments at such times and under such conditions as shall be specified in the Option Agreement at the time of grant.

          (d)  Nontransferability of Options.  No Option shall be assignable or
               ------------------------------
transferable except by will or under the laws of descent and distribution, and during the life of an optionee no one may exercise such optionee's Options except such optionee; provided, however, that a Nonqualified Option may be transferred pursuant to a "qualified domestic relations order" (as defined in the Code).

          (e)  Limitation on Incentive Options.  Notwithstanding any other
               -------------------------------
provision contained in this Plan, the aggregate fair market value (determined in accordance with the provisions of Section 6(b) hereof at the time an Option is granted) of the shares of Common Stock with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

          (f)  Other Provisions.  Any Option Agreement may contain such other
               ----------------
terms, provisions and conditions that are not inconsistent with the provisions of this Plan, as the Committee in its discretion may determine.

     8.   Adjustments Upon Changes in Capital Structure, Merger Etc.
          ----------------------------------------------------------

               (a) If the number of outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a stock split, reverse stock split, stock dividend, reclassification or similar change in the capital structure of the Company, then, in order to preserve, but not to increase, the benefits to persons then holding Options, the Committee shall make appropriate adjustments in the aggregate number and kind of shares subject to this Plan, and to the number, kind and price per share of shares subject to outstanding Options.

               (b) If the Company at any time proposes to merge into, consolidate with or enter into any other reorganization (including the sale of substantially all of the Company's assets) in which the Company is not the surviving corporation, this Plan and all unexercised Options shall terminate upon the effective date of such transaction unless a successor corporation assumes the outstanding Options, provides substantially similar consideration to the Option holders as was provided to the shareholders of the Company (after taking into account the existing provisions of the Option holders' Options, but treating all outstanding Options as though they were then fully vested) or substitutes substantially equivalent options covering shares of the successor corporation. If provision is not made for the assumption of or substitution for outstanding Options, or for the payment of substantially equivalent consideration to the Option holders, then the Committee shall cause written notice of the proposed transaction to be given to the persons holding Options not less than 30 days before the anticipated effective date of the proposed transaction, all Options shall be accelerated (subject to the completion olf the proposed transaction) and, concurrent with the effective date of the proposed transaction, such persons shall have the right to exercise their Options with respect to any or all shares then subject thereto, without regard to vesting provisions.

     9.   Conditions to Issuance of Stock.
          --------------------------------

               (a) The Company shall not be required to issue or deliver shares with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, state securities laws, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Company's Common Stock may then be listed.

               (b) If legal counsel for the Company determines that any of the aforementioned provisions of law so requires, the Company may require any person exercising an option, as a condition to exercising such Option, to represent and warrant at the time of exercise that such person is purchasing shares for investment purposes only and without any present intention to sell or distribute such shares.

     10.  Rights as Shareholder.
          ---------------------

          A person to whom an Option has been granted shall have no rights or privileges as a shareholder with respect to any of the shares covered by such Option until certificates representing such shares have been issued by the Company, notwithstanding the exercise of such Option. No adjustment will be made for dividends or other rights for which the record date precedes the date the stock certificate is issued, except as provided in Section 8 of this Plan.

     11.  Continuance of Employment.
          -------------------------

            Neither this Plan nor the granting of any Option pursuant to this Plan shall (a) confer on any optionee any right to continue in the employment of, or to maintain any other type of relationship with, the Company or any parent or subsidiary corporation of the Company, or (b) limit in any way the right of the Company or any parent or subsidiary corporation of the Company to terminate the optionee's employment or other relationship with the Company at any time, with or without cause.

     12.  Effective Date and Duration of Plan.
          -----------------------------------

            This Plan shall become effective upon the earlier of either its adoption by the Board or its approval by the shareholders of the Company. Notwithstanding the preceding sentence, unless this Plan is approved by the shareholders of the Company within twelve (12) months before or after the-date of the Board's adoption of this Plan, this Plan and all Options granted hereunder shall be cancelled. No Option may be exercised before and unless such shareholder approval is obtained. Unless previously terminated by the Board, this Plan shall terminate ten (10) years after it becomes effective, and no Option may be granted under this Plan after such ten (10) years have expired. Options granted before such ten (10) years have expired shall not be effected by the expiration of such ten (10) years.

     13.  Amendment and Termination of the Plan.
          -------------------------------------

            The Board may at any time amend, modify, suspend or terminate this Plan. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or with Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment or modification to this Plan in such manner and to such degree as is required. No amendment, modification or termination of this Plan shall affect or impair rights or obligations of any kind under any Option granted before the date of such amendment, modification or termination without the consent of the holder of such Option.


     Date adopted by the Board of Directors:  October 29, 1991.

     Date approved by the shareholders:  September 14, 1992.